AGREEMENT AND PLAN OF MERGER
                                       OF
             ARIZONA MICA PROPERTIES, INC., an Arizona corporation
                                      INTO
                  SANCHEZ MINING, INC., a Delaware corporation

     AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of March 9, 1999, by and among Arizona Mica Properties, Inc., an Arizona corporation ("AMPI") and its Shareholders, Lawrence G. Olson, John 0. Rud and Floyd R. Bleak (herein AMPI Shareholders); and Sanchez Mining, Inc., a Delaware corporation ("SMI"), a wholly owned subsidiary of Azco Mining, Inc., a Delaware corporation ("AZCO").

     WHEREAS, the Board of Directors of AMPI and SMI deeming the merger of AMPI with and into SMI (herein the "Surviving Corporation"), in accordance with the applicable laws of the State of Delaware and the State of Arizona (the
"Merger") to be desirable and in the best interests of their respective stockholders, and desiring to adopt the Plan of Reorganization resulting in a tax-free reorganization ("reorganization") within the meaning of S.368(a) of the Interal Revenue Code of 1986, as amended;

     WHEREAS, all of the issued and outstanding 3,000 shares of AMPI common stock are owned by Lawrence G. Olson, John 0. Rud and Floyd R. Bleak, each Shareholder owning 1,000 shares; and

     WHEREAS, AMOI will merge into SMI, as the surviving corporation, which is a wholly owned subsidiary of AZCO, in exchange for the issuance of common stock of AZCO to the AMPI Shareholders.

        NOW, THEREFORE, in consideration of the mutual promises herein made and in consideration of the representations, warranties and covenants herein contained, the parties agree as follows:

                                   ARTICLE I
                                   THE MERGER

     1.1 Merger. SMI and AMPI shall execute and deliver the Agreement and Plan of Meraer effective as of March 9, 1999. The merger shall be effective, subject to the terms and conditions of this Agreement and the Plan of Merger as promptly as possible afler Closing, to be held at the offices of Scott Reed, Esq., 1919 14th Street, Suite 33-30, Boulder, Colorado 80302, or such other place as determined by SMI, or on such date as the parties may select (the "Closing Date"). Subject to Article III, Section 3.3, the merger shall be made effective, by SMI filing the Certificate of Merger in accordance with the General Corporation Laws of the State of Delaware and by SMI filing the Articles of Merger in accordance with the Arizona Business Corporation Act of the State of Arizona. The latter of the dates on which the Certificate and Articles of Merger are filed in Delaware and Arizona shall become the effective date and is herein referred to as the "Effective Date."

                                   ARTICLE II
                         DESCRIPTION OF THE TRANSACTION

     2.1 Description of the Transaction. Pursuant to the terms and conditions of this Agreement, AMPI will merge with and into SMI on the Effective Date. Upon the Effective Date of the merger, the following will occur:

          (a) Corporate Existence. The separate corporate existence of AMPI shall cease and SMI shall become the owner without other transfer of all of the rights and property of the merged corporations, and SMI shall be subject to the debts and liabilities of AMPI in the same manner as if SMI had itself incurred them.

          (b) Certificate of Incorporation. The Certificate of Incorporation of SMI in effect and as of the effective date will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

          (c)  Bylaws.  The  Bylaws of SMI in effect at and as of the  Effective
     Date will remain the Bylaws of the Surviving Corporation without any modifications or amendment in the merger.

          (d) Officers and Directors of SMI. The Officers and Directors of SMI in office on the Effective Date will remain as Directors and Officers of SMI.

          (e) Dirertor on AZCO Board. The management of AZC0 shall make reasonable best efforts to elect and maintain as a director of AZCO one individual designated by the AMPI Shareholders. This Director initially will be Lawrence G. Olson.

     2.2 Share Exchange. Upon the Effective Date of the Merger:

          (a) Transfer of AMPI Shares. There are 3,000 shares of non par common stock of AMPI issued and outstanding. Each AMPI share shall be converted into the right to receive 1,500 shares of common stock of AZC0, a Delaware corporation (the exchange ratio of shares is referred to herein as the "Conversion Ratio") at a deemed value of $.65 per share. A total of 4,500,000 shares of common stock of AZCO will be issued in exchange for all, of the shares of AMPI.

          (b) Fractional Interest. No fractional interests will be issued in exchange for shares of AMPI. Cash will be paid for such interests of AMPI, which would result in receipt of a fractional interest of AZCO.

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          (c) No Dissenting Shares. The AMPI Shareholders hereby waive any right to dissent or payment under ARS S.10-1302.

          (d) Adjustment of Conversion Ratio. The Conversion Ratio shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split or other change in the number of AZCO Shares outstanding. No AMPI Share shall be deemed to be outstanding or to have rights other than those set forth above in this Agreement.

     2.3 Procedure for Issuance of Shares. Immediately after the Effective Date of the Merger:

          (a) The AMPI Shareholders will surrender the AMPI share certificates to SMI and SMI will deliver to the AMPI Shareholders in the manner provided in paragraph 2.3 the certificates evidencing AZCO's Shares issued in the merger.

          (b) AZCO will furnish to each AMPI Shareholder stock certificates representing that number of AZCO Shares provided hereinabove equal to the product of (i) the Conversion Ratio times (ii) the number of outstanding AMPI Shares.

          (c) Neither AMPI nor AZCO will pay any dividend or make any distribution on AMPI or AZCO Shares (with a record date before, at, or after the Effective Date) to any record holder of outstanding AMPI or AZCO Shares until after the Effective Date.

          (d) AZCO shall pay all charges and expenses incurred in connection with the issuance of new Shares by AZCO in connection with this Agreement.

                                  ARTTCLE III
                                    CLOSING

     3.1 Time and Place. The exchange of items described in Section 3.2 below ("the Closing") shall be held at the offices of Scott Reed, Esq., 1919 14th Street, Suite 330, Boulder, Colorado 80302, on, March 9, 1999, or at such other time and place as determined by SMI.

     3.2 Actions at Closing. At the Closing (i) AMPI will deliver to SMI the various certificates, instruments and documents referred to in Paragraph 5.6 of this Agreement, (ii) SMI will deliver to AMPI the various certificates, instruments and documents referred to in Paragraph 4.6 below, and (iii) pursuant to Section 3.3 ), SMI shall file with the Secretary of State of Delaware, the Certificate of Merger and with the Secretary of State of Arizona the Articles of Merger in the forms attached hereto as Exhibit A-1 (the "Certificate of Merger") and Exhibit A-2 ("the Articles of Merger") on or before the fifth day after the Closing and (iv) the AMPI shareholders will surrender their AMPI share Certificates to SMI and SMI will deliver to the AMPI shareholders in the manner provided in Paragraph 2.3, the Certificates evidencing AZCO's shares issued in the merger.

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     3.3 Voting  Trust  Agreement.  At the Closing the AMPI  shareholders  shall deliver to SMI and AZCO the executed voting trust agreement in the form of Exhibit B hereto.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF SMI

     SMI represents and warrants to AMPI as of the date of the execution of this Agreement, as of the Closing Date, and as of the Effective Date, as set forth in this Article IV (all representations and warranties regarding SMI shall apply to SMI and to any other entity which is a member of the same "control group of corporations" as SMI under Section 1563 of the Internal Revenue Code): SMI incorporates by reference the Form 10-K filing with the SEC by AZCO for the fiscal year ended June 30, 1998, and the AZCO Form 10-Q filing for the fiscal quarter ended September 30, 1998 "AZCO SEC Filings") for a Delaware corporation and agrees at Closing to update and correct said AZCO SEC filings if any material event has occurred.

     The parties acknowledge that the information set forth in the AZCO SEC filings provide adequate assurance for the Board of Directors of AMPI to rely upon in entering into this merger. Accordingaly, SMI makes no further warranty or representation other than as set forth in this Article and as set forth in their SEC filings,

     4.1 Organization, Qualification and Corporate Power. AZCO and SMI are corporations duly organized validly existing and in good standing under the laws of the State of Delaware. AZCO and SMI are duly authorized to conduct business and are in good standing under the laws of each jurisdiction where such qualification is required except where the lack of such qualification would not have a material adverse effect on the financial condition of AZCO and SMI and any subsidiaries taken as a whole or on the ability of the parties to consummate the transactions contemplated by this Agreement. SMI has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned by it.

     4.2 Authorized and Outstanding Stock, AZCO's authorized capital stock consists of One Hundred Million (100,000,000 ) shares of $.02 par value Common Stock, of which 25,252,121 shares are issued and outstanding as of December 31, 1998. All outstanding Shares of AZCO have been duly authorized and validly issued, fully paid, noassessable and issuad in full compliance with the preemptive rights of any existing shareholders and in full compliance with all applicable federal and state securities laws.

     No shares of AZCO's capital stock have been reserved for issuance for any purposes, and there are no outstanding rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind outstanding to purchase or otherwise acquire from AZCO, or to cause AZCO to issue or purchase, any shares of its capital stock, or securities or obligations of any kind convertible into, exchangable for, or evidencing the right to acquire any shares of capital stock, other than set forth in Exhibit C, and no additional shares, rights or warrants of AZCO shall be issued from November 30, 1998 to the date of Closing.

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     4.3 Necessary  Authority.  AZCO and SMI have all requisite  corporate power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and
performance  of  this  Agreement  and  the   consummation  of  the  transactions
contemplated herein have been duly authorized by all necessary action on the part of AZCO's and SMI's Board of Directors and Shareholders. This Agreement has been duly executed and delivered by AZCO and SMI and constitutes a valid and legally binding obligation, enforceable against AZCO and SMI in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect, and subject to the availability of equitable remedies.

     4.4 No Conflicts. The execution, delivery and performance of this Agreement by AZCO and SMI and their consummation of the transactions contemplated herein, do not and will not (i) require the consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person, except that which already has been obtained, (ii) conflict with or result in any violation of or default under any provision of AZCO and SMI's existing Certificates of Incorporation, as amended and in effect, or the Bylaws of AZCO and SMI or of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise or license to which AZCO and SMI are a party or by which it or its properties are bound, (iii) violate any law, ordinance, rule, regulation, judgment, order or decree applicable to AZCO and SMI, or (iv) result in the creation of any security interest, claim, lien, charge or encumbrance upon any of the Shares, except where the violation, conflict, breac' default, acceleration, termination, modification, cancellation or security interests would not have a material adverse effect on the financial condition of AZCO and SMI or on the ability of the Parties to consumniate the transaction contemplated herein.

     4.5 Subsidiaries. Except for the ownership of all of the issued and outstanding Common Stock of SMI, a Delaware corporation, and as otherwise disclosed in the AZCO SEC filings, AZCO has no other subsidiary corporation or other entity in which it has an ownership interest. Except as disclosed in AZCO SEC filinas, there is no corporation that is a member of the same "controlled group of corporations" of AZCO and SMI as determined under Section 1563(a) of the Code.

     4.6 Corporate Documents. Complete and correct copies of the Certificates of Incorporation of AZCO and SMI and all amendments thereto, certified by the Secretary of AZCO, and of the Bylaws of AZCO and SMI as amended, certified by the Secretary of AZCO and SMI have been furnished to AMPI, and no amendments to the Certifcate of Incorporation or the Bylaws have been adopted subsequent to said furnishing. AZCO and SMI are not in default in the performance, observation or fulfillment of their Certificates of Incorporation or Bylaws. The minute books of SMI have been furnished to AMPI to the extent available. The minute books of SMI accurately reflect all material transactions and corporate events involving SMI and all material actions taken by the directors and/or the shareholders of SMI. All material actions taken by SMI requiring director and/or shareholder approval were duly approved by the directors and/or the shareholders of SMI in accordance with SMI's Certificates of Incorporation, Bylaws and applicable law.

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     4.7 Financial  Statements.  The audited consolidated balance sheets of AZCO and SMI as of the end of its latest fiscal year and related statement of earnings for the twelve-month period then ending as reported by the independent certified public accountant and the unaudited balance sheets as of September 30, 1998, and the related statement of earnings for the year-to-date period then ended, are complete and correct and fairly represent the financial condition of AZCO and SMI as of the dates thereof, and the results of AZCO and SMI for the periods then ended in conformity with generally accepted accounting principles applied on a basis consistent with that of preceding periods.

     Since the close of the latest fiscal year, there has not been any material adverse change in the business or financial condition of AZCO or SMI taken as a whole from that shown on the unaudited financial statements as of September 30, 1998.

                                   ARTICLE V
                    REPRESENTATIONS AND WARRANTIEES OF AMPI

     AMPI and each AMPI Shareholder represent and warrant to SMI and AZCO as of the date of the execution of this Agreement, as of the Closing Date, and as of the Effective Date as set forth in this Article V. AMPI and the AMPI
Shareholders incorporate by reference AMPI's November 30, 1998 Financial Statement prepared by Kenneth Ogle, CPA, and agrees at Closing to update and correct said Financial Statement if any material event has occurred after November 30, 1998.

     The parties acknowledge that the information set forth in the AMPI Financial Statement provides adequate assurance for the Board of Directors of AZCO and SMI to rely upon in entering into this merger. Accordingly, AMPI and the AMPI Shareholders make no further warranty or representation other than as set forth in this Article and as set forth in the November 30, 1998 Financial Statement.

     5.1 Organization, Qualification and Corporate Power. AMPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required except where the lack of such qualification would not have a material adverse effect on the financial condition of AMPI. AMPI has full corporate power and authority to carry on the business in which it is engaged and to own and use the Properties owned by it.

     5.2 Authorized and Outstanding Stock. AMPI's authorized capital stock consists of 10,000 shares of capital stock of no par value Common Stock, of which 3,000 shares are issued and outstanding as of the Effectve Date. All outstanding shares of AMPI have been duly authorized and validly issued, fully paid, nonassessable and issued in full compliance with the preemptive rights of any existing shareholders and in full compliance with all applicable federal and state securities laws.

     No shares of AMPI's capital stock have been reserved for issuance for any purposes, and there are no outstanding rights, subscriptions, warrants, options, conversion rights, commitments or agreements of any kind outstanding to purchase or otherwise acquire from AMPI, or to cause AMPI to issue or purchase, any shares of its captial stock, or securities or obligations of any kind convertible

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into, exchangeable for, or evidencing the right to acquire any shares of capital stock, other than set forth in Exhibit D, and no additional shares, rights or warrants of AMPI shall be issued from November 30, 1998 to the date of Closing.

     5.3 Necessary Authority. AMP1 has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of AMPI's Board of Directors and Shareholders. This Agreement has been duly executed and delivered by AMPI and constitutes its valid and legally binding obligation, enforceable against AMPI in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect, and subject to the availability of equitable remedies.

     5.4 No Conflicts. The execution, delivery and performance of this Agreement by AMPI and its consummation of the transactions contemplated herein, do not and will not (i) require the consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person, except that which already has been obtained, (ii) conflict with or result in any violation of or default under any provision of AMPI's existing Certificate of Incorporation, as amended and in effect; or the Bylaws of AMPI or of any mortgage, indenture, lease agreement, or other instrument, permit, concession, grant, franchise or license to which AMPI is a party or by which it is bound, (iii) violate any law, ordinance, rule, regulation, judgment, order or decree applicable to AMPI, or (iv) result in the creation of any security interest, claim, lien, charge or encumbrance upon any property or the Shares, except where the violation, conflict, breach, default acceleration, termination, modification, cancellation or security interests would not have a material adverse effect on the financial condition of AMPI or on the ability of the Parties to consummate the transaction contemplated herein.

     5.5 Subsidiaries. AMPI has no subsidiary corporation or other entity in which it has an ownership interest. There is no corporation that is a member of the same "controlled group of corporations" as AMPI, as determined under Section 1563(a) of the Code.

     5.6 Corporate Documents. Complete and correct copies of the Certificate of Incorporation of AMPI and all amendments thereto, certified by the Secretary of State of Arizona, and of the Bylaws of AMPI, as amended, certified by the
Secretary of AMPI are being furnished to SMI and no amendments to the Certificate of Incorporation or the Bylaws will be adopted subsequent to- said furnishing. AMPI is not in default in the performance, observation or fulfillment of its Certificate of Incorporation or Bylaws. The minute books of AMPI have been filmished to SMI. The minute book accurately reflects all material transactions and corporate events involving AMPI and all material actions taken by the directors and/or the shareholders of AMPI. All materia1 actions taken by AMPI requiring director and/or shareholder approval were duly approved by the directors and/or the shareholders of AMPI in accordance with AMPI's Certificate of Incorporation, Bylaws and applicable law.

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     5.7 Financial  Statements.  AMPI is newly incorporated and the November 30,
1998 financial statement is accurate. AMPI has no liabilities, commitments or obligations of any nature, whether absolute, accrued, contingent, known or unknown, due, or to become due, or otherwise.

        5.8 Litigation. Except as set forth on Exhibit E, there is no legal, administrative, arbitration or other proceedings, claim, or action of any nature or investigation pending or threatened against or involving AMPI or which questions or challenges the validity of this Agreement, or any action taken or to be taken by AMPI pursuant to this Agreement, or in connection with the transactions contemplated hereby; and AMPI and the AMPI shareholders do not know, nor have any reason to know, of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation. AMPI is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has had an adverse effect on its business or on its ability to acquire any property or conduct its business in any area.

     5.9 Tax Returns. AMPI has duly filed all federal, state, local and foreign tax reports and returns required to be filed by it and, except as set forth in Exhibit F, has duly paid all taxes and other charges due or claimed to be due from it by federal, state, local or foreign taxing authorities; the reserves for taxes reflected in the AMPI Balance Sheet as of November 30, 1998 are adequate; and there are no tax liens upon any property or assets of AMPI.

     5.10 Contracts. Except for the agreements listed in Exhibit G, copies of which have been furnished or made available to SMI, AMPI is not a party to, and its property is not bound by, any agreement, indenture, mortgage, deed of trust, lease, joint venture agreement, partnership agreement, or any other arrangement of any kind or nature. There is no default or event that with notice or lapse of time, or both, would constitute a default by any Party to any of the agreements listed in Exhibit G. Except as listed in Exhibit G, AMPI has not received notice that any part to any of these agreements intends to cancel, terminate or modify any of these agreements or to exercise or not to exercise any options under any of these agreements.

     5.11 Permits and Other Operating Rights. AMPI does not require the ccnsent of any third person to permit it to operate its business in the manner in which it presently is being conducted, and possesses all permits and other authorizations from third persons, including without limitation, federal, foreign, state and local governmental authorities, presently required by applicable provisions of law, including statutes, regulations and existing judicial decisions, and by the property and contract rights of third persons, necessary to permit it to operate its business in the manner in which it presently is being conducted.

     5.12 Compliance with Law. AMPI is in compliance with all laws, regulations and orders applicable to its business, including without limitation, applicable environmental, anti-pollution, building, zoning or health laws, ordinances and regulations in respect of its structures and equipment. AMPI has not received any notification that it is in violation of any such laws, regulations or orders and no such violations exist.

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     5.13 Mineral Exploration Data. AMPI and the AMMI Shareholders have provided
SMI with accurate and complete copies of all drill logs and any other data relating to the mineral exploration of ANMI's property that is in the possession of AMPI or any of the AMPI shareholders.

     5.14 Real Property. Exhibit H sets forth all interests in real property (the "Properties") held by AMPI. With respect to any Properties AMPI owns in fee simple, if any, AMPI is in exclusive possession of and owns such Properties free and clear of all defects, liens and encumbrances except those specifically identified on Exhibit H.

     5.15 Interests in Contracts. With respect to those Properties in which AMPI holds an interest under contracts: (i) AMPI is in exclusive possession of such Properties; (ii) AMPI has not received any notice of default of any of the terms or provisions of the contracts; (iii) AMPI has the authority under the contracis to perform fully its obligations under this Agreement; (iv) to the best of AMPI's knowledge and belief, the contracts are valid and are in good standing; and (v) to the best of AMPI's knowledge and belief the Properties covered thereby are free and clear of all defects, liens and encumbrances except for those specifically identified on Exhibit H or in such contracts. AMPI has delivered to SMI all information concerning title to the Properties in AMPI's possession or control, including, but not limited to, true and correct copies of all contracts relating to the Properties of which AMPI has knowledge.

     5.16 Mining Claims. With respect to unpatented mining claims that are included within the Properties, whether owned outright or held under lease or other contractual arrangement, except as provided in Exhibit H and subject to the paramount title of the United States: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) a assessment work or maintenance fees required to hold the unpatented mining claims has been performed in a manner consistent with that required of the owner of the claim through the assessment year ending on or before September 1, 1998; (v) all affidavits of assessment work, maintenance fees, and other filings to maintain the claims in good standing have been properly recorded or filed with appropriate governmental agencies; (vi) the claims are free and clear of defects, liens and encumbrances arising by, through or under AMPI and (vii) AMPI has no knowledae of conflicting unpatented mining claims. Nothing in this
Section 5.16, however, shall be deemed to be a representation or a warranty that each of the unpatented mining claims has a discovery of minerals within its respective boundaries. With respect to those unpatented mining claims that were not located by AMPI or an affiliate of AMPI, but are included within the properties, AMPI makes the foregoing representations and warranties (with the foregoing exceptions) to the best of its knowledge and belief.

     5.17 Personal Property. Exhibit I to this Agreement is a complete and accurate schedule specifying the location of and describing all trucks, automobiles, machinery, equipment, fuirniture, and all other items of tangible personal property having an individual fair market value in excess of $1,000 owned by, and in the possession of, or used by AMPI in connection with its business. The Property listed in Exhibit I constitutes all such property necessary for the conduct by of its business as now conducted, subject to normal mainteriance, repair or replacement of such items in accordance with AMPI's business practices. Except as stated in Exhibit I, no personal property listed in Exhibit

I is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement, or is located other than in the possession of AMTI. All of AMPI's interests in tangible and intangible personal property are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges, encumbrances, equities, claims, conditions, or restrictions, except for (i) those disclosed in AMPI's balance sheet as of November 30, 1998 that is included in the AMPI financial statements, or in Exhibit I to this Agreement; (ii) the lien for current taxes not yet due and payable; and (iii) matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of these assets, or materially impair the business operations of ANTI. All tangible personal property of AMTI is in good operating condition and repair, ordinary wear and tear excepted. No officer, director, or employee of AMPI, nor any spouse, child, or other member of the immediate family of any of these persons, owns, or has an interest, directly or indirectly, in any of the personal property owned by or leased to AMPI.

                                   ARTICLE VI
                  AMPI SHAREHOLDER SECURITIES REPRESENTATIONS

     6.1 Each AMPI Shareholder hereby represents and warrants that he is not acquiring the shares of the common stock of AZCO (the "Securities") in connection with the Merger with the present intention of selling, offering to sell or otherwise disposing of or distributing the Securities or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). Each AMPI Shareholder also represents that the entire legal and beneficial interest of the Securities the AMPI Shareholder is acquiring is being acquired for, and will be held for the account of, the AMPI Shareholder only and neither in whole nor in part for any other person.

     6.2 Each AMPI Shareholder represents and warrants that he understand that:

          (a) neither the sale of the Securities which he is acquiring nor the Securities themselves has been registered under the Act or any state securities Laws, and the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; and

          (b) the share certificate representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer: "The securities represented by this certificate have not been registered under the Securities Act of 1933 or the laws of any state and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exception from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the issuer being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers of this certificate only in accordance with the above instructions."

     6.3 Each AMPI Shareholder represents and warrants that he realizes that his acquisition of the Securities will be a highly speculative investment and that he is able, without impairing his financial condition, to hold the Securities for an indefinite period of time.

     6.4 Each AMPI Shareholder  hereby  acknowledges  that, to his satisfaction,
(i) he has either had access to or has been furnished with all of the information regarding AZCO and the terms of his acquisition of the Securities to his satisfaction, (ii) he has discussed the entire investment transaction and the information described in clause (i) above with representatives of AZCO,
(iii) he has been provided the opportunity to ask questions concerning this transaction and the terms and conditions thereof and all such questions have been answered to his satisfaction, (iv) he has obtained all additional information which he deems necessary to verify the accuracy of the information previously disclosed or provided to him, and (v) he has had ready access to and an opportunity to review any and all documents w1iich he deems relevant to this transaction, and no information, oral or written, that he has requested has been withheld by AZCO.

     6.5 Without in any way limiting the representations set forth above, each AMPI Shareholder further agrees that he shall in no event make any disposition of all or any portion of the Securities which he is acquiring unless and until:

          (a) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

          (b) (1) he shall have notified AZCO of the proposed disposition and shall have furnished AZCO with a detailed statement of the circumstances surrounding the proposed disposition, (2) he shall have furnished AZCO with an opinion of his own counsel to the effect that such disposition will not require registration of such shares under the Act, and (3) such opinion of his counsel shall have been concurred in by counsel for AZCO and AZCO shall have advised him of such concurrence.

                                  AIRTICLE VII
                            COVENANTS OF THI PARTIES

     7.1 Covenants. The parties agree as follows with respect to the period from and after the execution of the Agreement until Closing:

          (a) General. Each of the parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satistfaction, but not waiver, of the closing conditions set forth in Article VII below).

          (b) Notices and Consents. SMI shall give any notices to third parites, and will use its reasonable best efforts to obtain any third party consents, that AMPI reasonably may request in connection with the matters referred to in this Agreement.

        AMPI shall give any notices to third parties, and will use its reasonable best efforts to obtain any third party consents, that SMI reasonably may request in connection with the matters referred to in this Agreement.

          (c) Operation of Business. Except as disclosed in the Exhibits, each Party will not (and will not cause or permit any of its subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing:

               (1) Neither of the parties will authorize or effect any change in their charters or bylaws;

               (2) Neither of the parties will grant any options, warrants, or other rights to purchase or obtain any of their capital stock, or issue, sell, or otherwise dispose of any of its capital stock,

               (3) Neither of the parties will declare, set aside, or pay any dividend or distribution with respect to their capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock;

               (4) Neither of the parties will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the ordinary course of business;

               (5) Neither of the parties will impose any security interest upon any of its assets outside the ordinary course of business;

               (6) Neither of the parties will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the ordinary course of business;

               (7) Neither of the parties will make any change in employment terms for any of its directors, officers, and employees outside the ordinary course of business; and

               (8)  Neither of the parties will commit to any of the foregoing.

     (d) Full Access. Each Party will permit representatives of the other Party to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Party being reviewed to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertainiing to each of the parties and their subsidiaries. The parties will treat and hold as such any confidential information it receives from the other. The parties will treat and hold as such any confidential information it receives from any of the parties in the course of the reviews contemplated by this paragraph, will not use any of the confidential information except in connection with this merger.

        (e) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in the previous two Articles above. No disclosure by any Party pursuant to this paragraph, however, shall be deemed to amend or supplement the Exhibits or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

                                  ARTICLE VIII
                         OBLIGATION TO CLOSE: CONDITIONS

     8.1 Conditions to Obligation of AMPI to Close. The obligation of AMPI and its Shareholders to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (a) SMI and its subsidiaries shall have procured any third party consents specified in this Agreement;

          (b) The  representations  and  warranties  of SMI or AZCO set forth in
     Article IV above shall be true and correct in all material respects at and as of the Closing Date;

          (c) SMI shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (d) SMI shall have delivered to AMPI a certificate to the effect that each of the conditions specified above in Section 8.1(b) and (c) is satisfied in all respects;

          (f) AMPI shall have received from counsel to SMI an opinion in form and substance as set forth in Exhibit J attached hereto; addressed to AMPI, and dated as of the Closing Date; and

          (g) All actions to be taken by SMI in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to AMPI.

     8.2 Conditions to Obligation of SMI to Close. The obligation of SMI to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (a) This Agreement and the Merger shall have received any requisite AZCO stockholder approval;

          (b) The representations and warranties of AMPI and the AMPI Shareholders set forth in Article V above shall be true and correct in all material respects at and as of the Closing Date unless rejected by the Board of Directors of SMI,

          (c) AMPI and the AMTI Shareholders shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

          (d) AMPI and the AMPI Shareholders shall have delivered to SMI a certificate to the effect that each of the conditions specified above in
     Section 8.2(b) and (c) is satisfied in all respects;

          (e) SMI shall have received from counsel to AMPI an opinion in form and substance. as set forth in Exhibit K attached hereto, addressed to SMI, and dated as of the Closing Date;

          (f) Ail actions to be taken by AMPI in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to SMI.

          (g) No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (a) prevent consummation of any of the transactions contemplated by this Agreement, (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (c) affect adversely the right of the Surviving Corporation to own the former assets, to operate the former businesses, or (d) there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (h) APPI and the AMPI Shareholders shall have procured any third party consents specified in this Agreement.

                                   ARTICLE IX
                          SURVIVAL OF REPRESENTATIONS

     9.1 Survival of Representations, Warranties and Covenants of AZCO, SMI, AMPI and AMPI's Shareholders. Except as otherwise specifically provided herein, the representations, warranties of AZCO, SMI, AMPI and AMPI's Shareholders shall survive the Effective Date unless the context clearly indicates to the contrary and shall continue in full force and effect.

     9.2 Indemnity of AZC0, SMI, AMPI Shareholders and AMPI. The parties, jointly and severally and on a pro rata basis, agree to and shall indemnify each other against any and all loss, damage or expense, resulting from any misrepresentation made or breach of warranty given or covenant made in this Agreement or any of the schedules or Exhibits hereto, as well as from and against all debts, claims and liabilities of the parties which have arisen or may arise because ot or as a result of, any fact, event or transaction existing, or claim before or after the Effective Date, regardless of when the cause of action therefor shall be deemed to arise except for:

        (a) Any such debt, claim or liability which may be included as a liability in the financial statements (including balance sheets) (to the extent of the amount thereof included); and (b) Current liabilities incurred by SMI and AMPI in the ordinary and usual course of business between November 30, 1998 and the Effective Date (provided that such liabilities in the aggregate do not exceed Five Thousand Dollars ($5,000); and

     AMPI's Shareholders expressly waive any defense under the applicable Statute of Limitations with respect to the period during which indemnity of any claim by SMI hereunder if such Statutes of Limitations are inconsistent with the time periods established in this Agreement.

                                   ARTICLE X
                                  TERMINATION

     10.1 Termination of Agreement. Either of the Parties may terminate this Agreement with the prior authorization of its Board of Directors (whether before or after stockholder approval) as provided below:

          (a) the Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Date;

          (b) SMI may terminate this Agreement by giving written notice to AMPI at any time prior to the Effective Date (a) in the event AMPI has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, SMI has notified AMPI of this breach, and the breach has continued without cure for a period of thirty (30) days after the notice of breach or (b) if the Closing shall not have occurred on or before March 1, 1999, unless the failure to close results primarily from SMI or any SMI shareholder breaching any representation, warranty, or covenant contained in this Agreement; and

          (c) AMPI may terminate this Agreement by giving written notice to SMPI at any time prior to the Effective Date (a) in the event SMI has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, AMPI has notified SMI of the Breach, and the breach has continued without cure for a period of thirty (30) days after the notice of breach or (b) if the Closing shall not have occurred on or before March 1, 1999, unless the failure to close results primarily from SMI breaching any representation, warranty, or covenant contained in this Agreement.

          10.2 Effect of Termination. If any Party terminates this Agreement pursuant to this Article, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach). However, AZCO shall have the right, but not the obligation, to own an undivided twenty percent (20%) of the emsting forty-three (43) mining claims included in the Properties and AMPI and the AMPI Shareholders shall take such actions as are reasonably required to effect such transfer.

                                   ARTICLE XI
                                 MISCELLANEOUS

     11.1 Execution of Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     11.2 Notices. All notices which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if delivered personally or by registered or certified mail, postage prepaid, as follows:

If to SMI:      Sanchez Mining, Inc.
                2068 Main Street, Suite C
                P. 0. Box 1895
                Ferndale, WA 98248

If to AZCO:     Azco Mining, Inc.
                2068 Main Street, Suite C
                P. 0. Box 1395
                Ferndale, WA 98248

and a copy to:  Scott Reed, Esq.
                1919 14th Street, Suite 330
                Boulder, CO 80302


If to AMPI:     Lawrence G. Olson, President
                Arizona Mica Properties, Inc.
                1144 E. Jefferson Street
                Phoenix, AZ 85034

                John 0. Rud
                Arizona Mica Properties, Inc.
                1144 E. Jefferson Street
                Phoenix, AZ 85034

                Floyd R. Bleak
                Arizona Mica Properties, inc.
                1144 E. Jefferson Street
                Phoenix, AZ 85034

With a copy to: James Benham, Esq.
                Moore & Benham, P.L.C.
                1144 E. Jefferson Street
                Phoenix, AZ 85034

or to such other address as shall be furnished in like manner by any Party to the others. Any such notice shall be deemed to have been given, received and become effective for all purposes at the time it shall have been (i) delivered to the addressee as indicated by the return receipt (if transmitted by mail) or the affidavit of the messenger (if transmitted by personal delivery), or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

     11.3 Assignment, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. No Party shall assign any of its rights or obligations hereunder without the prior written consent of the other parties.

     11.4 Applicable Laws. This Agreement shall be construed and governed by the internal laws, and not the law of conflicts, of Arizona to agreements made and to be performed in Arizona.

     11.5 Entire Agreement. This Agreement, together with the Schedules and Exhibits attached hereto, constitutes the entire agreement among the Parties hereto, and no Party hereto shall be bound by any communications between them on the subject matter hereof unless such communications are in writing and bear a date contemporaneous with or subsequent to the date hereof. Any prior written agreements or letters of intent among the Parties shall, upon the execution of this Agreement, be null and void.

     11.6 Heading. The headings in the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof or affect the meaning or interpretation hereof.

     11.7 Representations as to Compliance with Law. Whenever a representation or warranty is made herein with respect to compliance with any law, that representation means the applicable subject matter is in compliance with applicable statutes, regulations and ordinances as in existence on the date hereof and on the Closing Date and does not extend to any amendments or revisions of such laws adopted subsequent to such dates.

     11.3 Waiver, Discharge, Etc. This Agreement may not be released, discharged or modified except by an instrument in writing signed on behalf of each of the parties hereto. The failure of a Party to enforce any provision of this Agreement shall not be deemed a waiver by such Party of any other provision or subsequent breach of the same or any other obiigation hereunder.

        IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the 9th day of March, 1999.

Arizona Mica Properties, Inc.,                AZCO Mining, Inc.,
an Arizona corporation                        a Delaware Corporation

By /s/ Lawrence G. Olson, President           By  /s/ Alan Lindsay
  ---------------------------------               ----------------
Lawrence G. Olson, President                  Its President

Arizona Mica Properties, Inc.                 Sanchez Mining, Inc.,
Shareholders:                                 a Delaware corporation

By /s/ Lawrence G. Olson                      By /s/ Alan Lindsay
   ---------------------                         ----------------
Lawrence G. Olsen, as an individual           Its President

By /s/ John O. Rud
   ---------------
John O. Rud, as an individual

By /s/ Floyd R. Bleak
   ------------------
Floyd R. Bleak, as an individual

                    EXHIBITS TO AGREEMENT AND PLAN OF MERGER

            ARIZONA MICA PROPERTIES, INC. INTO SANCHEZ MINING, INC.

Exhibit A-1             Certificate of Merger (3.2)
Exhibit A-2             Articles of Merger (3.2)
Exhibit B               AZCO Voting Trust
Exhibit C               AZCO Shares Reserved (4.2)
Exhibit D               AMPI Shares Reserved (5.2)
Exhibit E               ANTI Litigation (5.8)
Exhibit F               AIAPI Tax Returns Not Filed (5.9)
Exhibit G               ANTI Contracts (5. 10)
Exhibit H               AMPI Real Property (5.14) and AMPI Mining Claims (5.16)
Exhibit I               AMPI Personal Property (5.17)
Exhibit J               SMI Counsel's Opinion (8. 1 (f))
Exhibit K               ANTI Counsel's Opinion (8.2(e))

                                  EXHIBIT A-1

                             CERTIFICATE OF MERGER


                               STATE OF DELAWARE
                            CERTIFICATE OF MERGER OF
                            SANCHEZ MINING INC. AND
                         ARIZONA MICA PROPERTIES, INC.

Pursuant to Title 8, Section 252 (c) of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of the surviving corporation is Sanchez Mining Inc., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Arizona Mica Properties, Inc., an Arizona.corporation.

SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations.

THIRD: The name of the surviving corporation is Sanchez Mining Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The authorized stock and par value of Arizona Mica Properties, Inc. is 10,000 shares of common stock, no par value.

SIXTH: The Agreement and Plan of Merger is on file at 2068 Main St. , Suite C, Ferndale, Washington 98248, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the 9th day of March, A.D. 1999.

                                                  SANCHEZ MINING INC.

                                                  By:
                                                     ---------------------------
                                                  Authorized Officer

                                                  Name:
                                                       -------------------------
                                                  Print or Type

                                                  Title:
                                                        ------------------------

                                  EXHIBIT A-2
                               ARTICLES OF MERGER

                               ARTICLES OF MERGER

                                       OF

                         ARIZONA MICA PROPERTIES, INC.
                             an Arizona corporation

                                      INTO

                             SANCHEZ MINING, INC.,
                             a Delaware corporation

        Pursuant to A.R.S. 10-1 105(A), the undersigned corporations, by and through the undersigned officers, hereby set forth the following Articles of
Merger:

     1. Plan of Merger. The plan of merger is set forth on Exhibit A attached hereto and is incorporated herein by this reference.

     2. Parties to the Merger. The names of the corporations that are parties to the merger are as follows:

                         ARIZONA MICA PROPERTIES, INC.

and

                              SANCHEZ MINING, INC.

     3.  Surviving  Corporation.  SANCHEZ MINING,  INC.,  located   at 2068 Main
Street,  Suite C, P.O. Box 1895,   Ferndale,  Washington 98248, is the surviving
corporation.

     4. Statutory Agent for Surviving Corporation. The name and address of the statutory agent of the surviving corporation is:

                    The Corporation Trust Company
                    1209 Orange Street
                    Wilmington, Delaware 19801

     5. Outstanding Shares. The number of shares outstanding and entitled to vote for each corporation, at the time of the approval by the respective shareholders of the plan of merger, was as follows:

ARIZONA MICA PROPERTIES, INC.                3,000 shares

SANCHEZ MINING, INC.                         100 shares

     6. Approvals. Ail issued and outstanding shares of ARIZONA MICA PROPERTIES, INC., an Arizona corporation, were voted in favor of the plan of merger. All issued and outstanding shares of SANCHEZ MINING, INC., a Delaware corporation, were voted in favor of the plan of merger.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this ___ day of March, 1999.

                                        ARIZONA MICA PROPERTIES, INC.
                                        an Arizona corporation



                                        By
                                           ------------------------------
                                           Lawrence G. Olson, President


                                        By
                                           ------------------------------
                                           Floyd R. Bleak, Secretary



                                        SANCHEZ MINING, INC.,
                                        a Delaware corporation


                                        By
                                           ------------------------------
                                           ________________, President


                                        By
                                           ------------------------------
                                           ________________, Secretary

                                    EXHIBIT B

                                AZCO VOTING TRUST

                                VOTING AGREEMENT


        THIS VOTING AGREEMENT is made and dated for reference effective as of the _ day of January, 1999.

BETWEEN:

          AZCO MINING INC., a company duly incorporated under the laws of the State of Delaware, U.S.A., and having an executive office and an address for notice and delivery located at Suite 1250, 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2

          (the "Company");

                                                               OF THE FIRST PART

AND:

          ARIZONA MICA PROPERTIES, INC., a company duly incorporated under the laws of the State of Arizona, U.S.A., and having an address for notice and delivery located at c/o Moore & Benham, P.L.C., of 1144 East Jefferson, Phoenix, Arizona, U.S.A., 85034

          ("Arizona Mica");

                                                              OF THE SECOND PART

AND:

          LAWRENCE G. OLSON, JOHN 0. RUD and FLOYD M BLEAK, the UNDERSIGNED SHAREHOLDERS OF ARIZONA MICA, each having an address for notice and delivery also located at c/o Moore & Benham, P.L.C., of 1144 East Jefferson, Phoenix, Axizona, U.S.A., 85034

          (each such individual being a "Shareholder");

                                                               OF THE THIRD PART

AND:

          ALAN P. LINDSAY and ANTHONY R. HARVEY, each being a shareholder of the Company and having an address for notice and delivery located at Suite 1250, 999 West Hastings Street, Vancouver, British Columbia, V6C 2W2

          (each such individual being,a "Company Shareholder");

                                                              OF THE FOURTH PART

          (The Company, Arizona Mica, the Shareholders and the Company Shareholders being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).

WHEREAS:

A. In accordance with the terms and conditions of a certain "Agreement And Plan Of Merger" dated of even date herewith (the "Plan of Merger"), as entered into among the Company, Arizona Mica, the Shareholders and the Company's wholly-owned subsidiary, Sanchez Mining, Inc. ("Sanchez"), the Company and the Shareholders have therein determined to merge Arizona Mica with and into Sanchez, as the surviving corporation, and, thereby, provide for the Company's acquisition, through Sanchez, of all of the rights of Arizona Mica and its Shareholders to develop 43 unpatented lode mining claims located in Yavapai County, Arizona, in consideration for the issuance from treasury by the Company to the Shareholders of an aggregate of 4,500,000 common shares of the Company (collectively, the "Shares");

B. It is a condition of the Plan of Merger that the Shareholders thereby grant to management of the Company the right to vote in respect of the Shares for a period of five years from their date of issuance (the "Term") wherein the Shareholders shall vote in favour of nominees of management to the Board of Directors of the Company at any meeting of the shareholders of the Company (the "Voting Agreement"),

C. It is a further condition of the Plan of Merger that during the Term of the Voting Agreement the Company shall appoint one nominee of the Shareholders to the Board of Directors of the Company (the "Shareholders' Nominee"); and

D. The Parties hereto have agreed to enter into this agreement (the "Agreement") which formalizes the existing agreement, as set forth in the Plan of Merger, to grant the Voting Agreement and to appoint the Shareholders' Nominee during the Term and on the terms and conditions hereinafter contained;

        NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS
FOLLOWS:

                                   Article I
                                 INTERPRETAT10N

1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

     (a) "Arizona Mica" means Arizona Mica Properties, Inc., a company duly incorporated under the laws of the State of Arizona, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

     (b)  "Agreement"   means  this  Voting  Agreement  as  from  time  to  time
          supplemented or amended by one or more agreements entered into pursuant to the applicable provisions hereof-,

     (c) "associate" and/or "affiliate" mean any associate and/or affiliate of any of the Shareholders hereto as those terms are broadly defined under all applicable corporate and securities laws;

     (d) "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;

     (e) "Company" means Azco Mining Inc., a company duly incorporated under the laws of the State of Delaware, U.S.A., or any successor company, however formed, whether as a result of merger, amalgamation or other action;

     (f) "Company Shareholders" means Alan P. Lindsay and Anthony R. Harvey, being shareholders and Directors of the Company and who have become Parties to this Agreement for the sole purpose of ensuring more complete compliance by the Company with the voting agreement provisions of Delaware's general corporation laws;

     (g) "Party" or "Parties" means the Company, Arizona Mica, the Shareholders and/or the Company Shareholders hereto, as the context so requires, and their respective successors and permitted assigns as the context so requires;

     (h) "Plan of Merger" has the meaning ascribed to it in recital "A." hereinabove;

     (i) "Regulatory Approval" means the acceptance for filing, if required, of the transactions contemplated by this Agreement by the Regulatory Authorities,

     (j) "Regulatory Authorities" means The Toronto Stock Exchange, The American Stock Exchange and such other regulatory agencies who have jurisdiction over the affairs of the Parties hereto and including, without limitation, and where applicable, the British Columbia Securities Commission, the Ontario Securities Commission, the United States Securities and Exchange Commission and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated by this Agreement;

     (k)  "Shareholder" or "Shareholders"  means each of Lawrence G. Olson, John
          0. Rud and/or Floyd R. Bleak, being all of the Shareholders of Arizona Mica, together with each of their respective successors and permitted assigns as the context so requires;

     (1) "Shareholders' Nominee" has the meaning ascribed to it in recital "C." hereinabove;

     (m)  "Shares" has the meaning ascribed to it in recital "A." hereinabove;

     (n)  "Term" has the meaning ascribed to it in recital "B." hereinabove; and
          (o) "Voting Agreement" has the meaning ascribed to it in recital "B." hereinabove.

1.2 Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires,:

     (a) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

     (b) the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope or extent of this or any provision of this Agreement;

     (c) any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

     (d) words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

                                   Article II
                   VOTING AGREEMENT AND SHAREHOLDERS' NOMINEE

2.1  Establishment of the Voting Agreement.  Subject  to any prior and  required
Regulatory  Approval  from  any  Regulatory  Authorities,  during  the  Term the
Shareholders hereby irrevocably grant and declare the Voting Agreement in respect of the Shares and in favour of management of the Company, as such management may exist from time to time, and hereby irrevocably appoint such member of the Board of Directors of the Company as such Board of Directors of the Company may determine, from time to time and in its sole and absolute discretion, to vote on behalf of the Shareholders and in favour of the Company's management's nominees for the Board of Directors of the Company and including, without limitation, the Shareholders' Nominee, at any meeting of the shareholders of the Company during the Term.

2.2 Establishment of the Shareholders' Nominee. Subject to any prior and required Regulatory Approval ftom any Regulatory Authorities, during the Term the Company hereby agrees to appoint the Shareholders' Nominee to the Board of Directors of the Company and, in this regard, hereby agrees to include the Shareholders' Nominee as a nominee for the Board of Directors of the Company at any meeting of the shareholders of the Company during the Term.

2.3 Voting Agreement as a condition of the Plan of Merger. Each of the Shareholders hereby acknowledges and agrees that the within Voting Agreement has been entered into as a term and condition of the Plan of Merger and, accordingly, that this Agreement is binding for all purposes in consideration of such and that the terms hereof may not be changed and the Voting Agreement may not be challenged without the consent of the Company, which shall have sole and unfettered discretion as to how it considers any request for amendment.

2.4 Assignment or Transfer of any of the Shares underlying the Voting Agreement. Notwithstanding the terms of the within Voting Agreement, it is hereby acknowledged and agreed that, subject at all times to all existing resale restrictions under applicable securities legislation affecting the Shares, the Shareholders may sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever any of the said Shares or beneficial ownership of or any interest in them without the consent of any other Party hereto; provided, always, that any such sale, assignment or transfer is made to a party which is neither an affiliate nor an associate of the Shareholder failing which any such sale, assignment or transfer, in addition to being subject to the consent of all other Parties hereto, will be subject to such affiliate or associate becoming bound in writing to the terms and conditions of this Agreement. In this regard it hereby further acknowledged and agreed that any Shares which become the subject of any sale, assignment or transfer to a party which is neither an affiliate nor an associate of a Shareholder will no longer be subject to the terms and conditions of this Agreement.

                                  Article III
                               GENERAL PROVISIONS

3.1 Entire Agreement. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

3.2 Notice. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a recognized post office and addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified on the front page of this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Each Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

3.3 No Assignment. This Agreement may not be assigned by either Party except with the prior written consent of the other Party.

3.4  Time of the Essence. Time will be of the essence of this Agreement.

3.5 Regulatory Authorities. This Agreement is subject to the prior Regulatory Approval, if required, of each of the Regulatory Authorities.

3.6 Further Assurances. The Parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed, all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

3.7 Representation and Costs. It is hereby acknowledged by each of the Parties hereto that, as among the Company, Arizona Mica and the Shareholders herein, Devlin Jensen, Barristers and Solicitors, acts solely for the Company, and that Arizona Mica and the Shareholders have been advised by Devlin Jensen to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that each Party to this Agreement will bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen shall be at the cost of the Company.

3.8 Applicable Law. This Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the State of Arizona, U.S.A.

3.9 Severability and Construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to which any Party hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and effect as of the date upon which the ruling becomes final).

3.10 Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

3.11 Counterparts. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth on the front page of this Agreement.

3.12 No Partnership or Agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, the other Party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

3.13 Consents and Waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

     (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

     (c)  constitute a general waiver under this Agreement;  or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

        IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

The CORPORATE SEAL of                     )
AZCO MINING, INC.                         )
was hereunto fixed in the presence of     )
                                          )
/s/ Alan Lindsay                          )         (C/S)
-------------------------------------     )
Authorized Signatory                      )

The CORPORATE SEAL of                     )
ARIZONA MICA PROPERTIES, INC.             )
was hereunto fixed in the presence of     )
                                          )
/s/ Lawrence G. Olson                     )         (C/S)
-------------------------------------     )
Authorized Signatory                      )

SIGNED, SEALED and DELIVERED by           )            NUMBER OF SHARES
LAWRENCE G. OLSON                         )            IN VOTING AGREEMENT
a Shareholder herein, in the presence of  )
                                          )            1,500,000
/s/ Michael J. Bradley                    )            ---------
----------------------                    )
Witness Signature                         )
                                          )
1144 E. Jefferson, Phx, AZ                )            /s/ Lawrence G. Olson
--------------------------                )            ---------------------
Witness Address                           )            Lawrence G. Olson
                                          )
Michael J. Bradley, Paralegal             )
-----------------------------             )
Wintess Name and Occupation               )


SIGNED, SEALED and DELIVERED by           )            NUMBER OF SHARES
JOHN 0. RUD                               )            IN VOTING AGREEMENT
a Shareholder herein, in the presence of  )
                                          )            1,500,000
/s/ Michael J. Bradley                    )            ---------
----------------------                    )
Witness Signature                         )
                                          )
1144 E. Jefferson, Phx, AZ                )            /s/ John O. Rud
--------------------------                )            ---------------
Witness Address                           )            John O. Rud
                                          )
Michael J. Bradley, Paralegal             )
-----------------------------             )
Wintess Name and Occupation               )

SIGNED, SEALED and DELIVERED by           )            NUMBER OF SHARES
FLOYD R. BLEAK                            )            IN VOTING AGREEMENT
a Shareholder herein, in the presence of  )
                                          )            1,500,000
/s/ Michael J. Bradley                    )            ---------
----------------------                    )
Witness Signature                         )
                                          )
1144 E. Jefferson, Phx, AZ                )            /s/ Floyd R. Bleak
--------------------------                )            ------------------
Witness Address                           )            Floyd R. Bleak
                                          )
Michael J. Bradley, Paralegal             )
-----------------------------             )
Wintess Name and Occupation               )

SIGNED, SEALED and DELIVERED by           )
ALAN P. LINDSAY, a Company Shareholder    )
herein, in the presence of                )
                                          )
/s/ Theresa L. Grigg                      )
--------------------                      )
Witness Signature                         )
                                          )
307-1275 W. 15th Ave Van BC V6H 1R9       )
-----------------------------------       )
Witness Address                           )
                                          )
Theresa L. Grigg, Executive Assistant     )
-------------------------------------     )
Witness Name and Occupation               )


SIGNED, SEALED and DELIVERED by           )
ANTHONY R. HARVEY, a Company              )
Shareholder herein, in the presence of    )
                                          )
/s/ Theresa L. Grigg                      )
--------------------                      )
Witness Signature                         )
                                          )
307-1275 W. 15th Ave Van BC V6H 1R9       )
-----------------------------------       )
Witness Address                           )
                                          )
Theresa L. Grigg, Executive Assistant     )
-------------------------------------     )
Witness Name and Occupation               )

                                   EXHIBIT C

                              AZCO SHARES RESERVED

                                AZCO MINING INC.
                                ----------------

                             STATUS OF OUTSTANDING
                             ---------------------
                                 STOCK OPTIONS
                                 -------------

                    From September 30, 1992 to March 9, 1999
                    ----------------------------------------

                              Number of
                              Outstanding                            Date of
Optionee                      Options (1)         Option Price       Agreement            Expiry Date
--------                      -----------         ------------       ---------            -----------
Michael Baybak                200,000             $2.00 (U.S.)       June 4, 1992         May 31, 1997
                                                  $1.30 (Cdn.)       AMENDED              MARCH 8, 2001
                                                                     MARCH 8, 1996

Paul Stafford                 Cancelled           $2.00 (U.S.)       June 5, 1992         June 5, 1994
                              (All 70,000                                                 CANCELLED
                              cancelled on
                              18/01/93)

Alan P. Lindsay               NIL                 $0.40 (U.S.)        July 24, 1989       July 24, 1994
                              (All 203,444                                                EXERCISED
                              exercised on
                              11/03/94)

John E. Dreier                NIL                 $0.40 (U.S.)        July 24, 1989       July 24, 1994
                              (All 301,661                                                EXERCISED
                              exercised on
                              09/03/94)

Anthony R. Harvey             NIL                 $0.40 (U.S.)        July 24, 1989       July 24, 1994
                              (All 186,528                                                EXERCISED
                              exercised on
                              11/03/94)

Richard C. Moores, II         NIL                 $0.40 (U.S.)        July 24, 1989       July 24, 1994
                              (50,000 exercised                                           EXERCISED
                              on 19/01/93);
                              150,000 exercised
                              on 18/02/93; and
                              68,367 exercised
                              on 01/04/93)

Andrew F. de                  NIL                 $0.40 (U.S.)        October 4, 1991     July 24, 1994
Paula Malim                   (All 40,000                                                 EXERCISED
                              exercised on
                              02/12/93)

David C. Beling               CANCELLED           $2.00 (U.S.)        April 15, 1992      April 15, 1997
                              (All 100,000                                                CANCELLED
                              cancelled on
                              15/04/97)

                              Number of
                              Outstanding                            Date of
Optionee                      Options (1)         Option Price       Agreement            Expiry Date
--------                      -----------         ------------       ---------            -----------
David C. Beling               NIL                 $0.40 (U.S.)       April 15, 1992       May 20, 1997
                              (Exercised all                                              EXERCISED
                              50,000 on
                              19/03/94)

Tokenhouse                    NIL                 $0.40 (U.S.)       May 20, 1992         May 20, 1997
                              (10,000 exercised                                           EXERCISED
                              on 30/11/93 and
                              40,000 exercised
                              on 29/09/93)

James E. Yates                CANCELLED           $2.70 (Cdn.)       October 4, 1991      October 4, 1996
                              (All 13,970                                                 CANCELLED
                              cancelled on
                              21/02/92)

K. Wayne Livingstone          CANCELLED           $2.70 (Cdn.)       October 4, 1991      October 4, 1996
                              (All 13,970                                                 CANCELLED
                              cancelled on
                              21/02/92)

Paul Lathigec (TSE)           CANCELLED           $2.40 (Cdn.)       Sept. 18, 1992       Sept. 17, 1995
                              (All 42,500                                                 CANCELLED
                              cancelled on
                              17/09/95)

Gary Simmerman (TSE)          CANCELLED           $2.40 (Cdn.)       Sept. 18, 1992       Sept. 18, 1997
                              (All 10,000                                                 CANCELLED
                              cancelled on
                              18/09/97)

Michael Baybak (TSE)          7,500               $2.40 (Cdn.)        Sept. 18, 1992      October 9, 1997
                                                  $1.80 (CDN.)        AMENDED ON          MARCH 8, 2001
                                                                      MARCH 8, 1996

James Davidson (TSE)          NIL                 $1.55 (Cdn.)        January 22, 1993    January 22, 1998
                              (59,795 exercised                                           EXERCISED
                              on 16/02/93,
                              25,584 exercised
                              on 15/03/93) and
                              14,621 exercised
                              on 17/09/93)

Paul S. Hewitt (TSE)          NIL                 $1.55 (Cdn.)        January 22, 1993    January 22, 1998
                              (16,032 exercised                                           EXERCISED
                              on 26/02/93,
                              16,896 exercised
                              on 07/03/97) and
                              17,072 exercised
                              on 14/01/98)

Edward Rose (TSE)             CANCELLED           $2.40 (Cdn.)       January 12, 1993     January 12, 1998
                              (All 10,000                                                 CANCELLED
                              cancelled on
                              31/12/95)

Rigoberto Reynoso (TSE)       CANCELLED           $2.50 (Cdn.)       February 2, 1993     February 2, 1998
                              (All 25,000                                                 CANCELLED
                              cancelled on
                              02/02/98)

                              Number of
                              Outstanding                            Date of
Optionee                      Options (1)         Option Price       Agreement            Expiry Date
--------                      -----------         ------------       ---------            -----------
Elaine Noland (TSE)           NIL                 $2.23 (Cdn.)       February 25, 1993    February 25, 1998
                              (All 5,000                                                  EXERCISED
                              exercised on
                              25/08/93)

Paul Lathigee (TSE)           CANCELLED           $2.30 (Cdn.)       March 17, 1993       March 17, 1998
                              (Exercised 5,000                                            EXERCISED/
                              on 03/09/93 and                                             CANCELLED
                              cancelled 5,000
                              on 31/12/97)

Paul A. Hodges (TSE)          CANCELLED           $2.00 (U.S.)       April 20, 1993       April 20, 1998
                              (All 50,000                                                 CANCELLED
                              cancelled on
                              20/04/98)

Henry G. Grundstedt (TSE)     CANCELLED           $2.00 (U.S.)       April 20, 1993       April 20, 1998
                              (All 50,000                                                 CANCELLED
                              cancelled on
                              29/06/95)

Thomas J. Deutsch (TSE)       CANCELLED           $2.00 (U.S.)       April 30, 1993       April 30, 1998
                              (All 10,000                                                 CANCELLED
                              cancelled on
                              20/04/98)

Elaine Noland (TSE)           NIL                 $2.00 (U.S.)       May 7, 1993          May 7, 1998
                              (All 5,000                                                  EXERCISED
                              exercised on
                              25/08/93)

Paul Lathigee (TSE)           CANCELLED           $2.00 (U.S.)       May 7, 1993          May 7, 1998
                              (All 10,500                                                 CANCELLED
                              cancelled on
                              31/12/97)

Barry Ching (TSE)             50,000              $2.77 (Cdn.)       August 13, 1993      August 13, 1998
                                                  $1.85 (Cdn.)       Amended on           March 28, 2001
                                                                     March 28, 1996

Owen Frisby (TSE)             10,000              $2.36 (U.S.)       Sept. 3, 1993        Sept. 3, 1998
                                                  $1.85 (Cdn.)       Amended on           March 28, 2001
                                                                     March 28, 1996

Costas Takkas (TSE)           CANCELLED           $3.10 (U.S.)       October 18, 1993     October 18, 1994
                              (All 143,000                                                CANCELLED
                              cancelled on
                              08/04/94)

Deacon Barclays               NIL                 $2.25 (Cdn.)       November 29, 1993    November 29, 1996
de Zoete Wedd                 (All 150,000                                                EXERCISED
Limited (TSE)                 exercised on
                              01/06/94)

Hans Kuppers (TSE)            CANCELLED           $3.00 (U.S.)       January 24, 1994     January 24, 1999
                              (All 143,000        $1.80 (Cdn.)       Amended on           March 8, 2001
                              cancelled on                           March 8, 1996        Cancelled
                              08/04/94)


                              Number of
                              Outstanding                            Date of
Optionee                      Options (1)         Option Price       Agreement            Expiry Date
--------                      -----------         ------------       ---------            -----------
Lionel Wolfermann (TSE)       CANCELLED           $3.00 (Cdn.)       January 24, 1994     January 24, 1999
                              (All 20,000                                                 CANCELLED
                              cancelled on
                              31/12/96)

Ed Rose (TSE)                 CANCELLED           $2.89 (Cdn.)       February 21, 1994    February 21, 1999
                              (All 65,000                                                 CANCELLED
                              cancelled on
                              31/12/95)

Paul Lathigee (TSE)           CANCELLED           $2.89 (Cdn.)       February 21, 1994    February 21, 1999
                              (All 12,000                                                 CANCELLED
                              cancelled on
                              31/12/97)

Gary Simmerman (TSE)          CANCELLED           $2.89 (Cdn.)       February 21, 1994    February 21, 1999
                              (All 30,000                                                 CANCELLED
                              cancelled on
                              21/02/99)

Eric Braun (TSE)              15,000              $2.89 (Cdn.)       February 21, 1994    February 21, 1999

Gary Miller (TSE)             CANCELLED           $2.89 (Cdn.)       February 21, 1994    February 21, 1999
                              (All 10,000                                                 CANCELLED
                              cancelled on
                              01/07/95)

David Beling (TSE)            CANCELLED           $2.89 (Cdn.)       February 21, 1994    February 21, 1999
                              (All 118,000                                                CANCELLED
                              cancelled on
                              31/05/97)

Barry Ching (TSE)             143,000             $3.10 (Cdn.)       April 8, 1994        April 8, 1999
                                                  $1.85 (Cdn.)       Amended on           March 8, 2001
                                                                     March 8, 1996

Thomas John DeMull (TSE)      CANCELLED           $3.40 (Cdn.)       May 17, 1994         May 17, 1999
                              (All 30,000                                                 CANCELLED
                              cancelled on
                              30/11/95)

Ryan Modesto (TSE)            12,000              $3.50 (Cdn.)       June 27, 1994        June 27, 1999

Barclays Bank PLC (TSE)       10,000              $3.00 (U.S.)       June 1, 1995         June 1, 2000

Paul Lathigee (TSE)           NIL                 $1.20 (Cdn.)       December 13, 1995    Dec. 13, 1997
                              (All 42,500                                                 EXERCISED
                              exercised on
                              14/01/98)

David Belig (TSE)             CANCELLED           $1.80 (Cdn.)       March 8, 1996         March 8, 2001
                              (All 155,000                                                 CANCELLED
                              cancelled on
                              31/05/97)

Marie Freestone (TSE)         CANCELLED           $1.80 (Cdn.)       March 8, 1996         March 8, 2001
                              (All 5,000                                                   CANCELLED
                              cancelled on
                              30/09/97)

Theresa Grigg (TSE)           5,000               $1.80 (Cdn.)       March 8, 1996         March 8, 2001


                              Number of
                              Outstanding                            Date of
Optionee                      Options (1)         Option Price       Agreement            Expiry Date
--------                      -----------         ------------       ---------            -----------
Anthony R. Harvey (TSE)       300,000             $1.80 (Cdn.)       March 8, 1996        March 8, 2001

Paul Hodges (TSE)             50,000              $1.80 (Cdn.)       March 8, 1996        March 8, 2001

Alan P. Lindsay (TSE)         300,000             $1.80 (Cdn.)       March 8, 1996        March 8, 2001

Andrew F. de                  CANCELLED           $1.80 (Cdn.)       March 8, 1006        March 8, 2001
Paula Malim (TSE)             (All 125,000                                                CANCELLED
                              cancelled on
                              28/04/98)

Ryan Modesto (TSE)            25,000              $1.80 (Cdn.)       March 8, 1996        March 8, 2001

Garry Simmerman (TSE)         35,000              $1.80 (Cdn.)       March 8, 1996        March 8, 2001

Anna Wong (TSE)               CANCELLED           $1.80 (Cdn.)       March 8, 1996        March 8, 2001
                              (All 5,000                                                  CANCELLED
                              cancelled on
                              31/12/97)

Dr. Ian M. Gray (TSE)         100,000             $1.90 (Cdn.)       Sept. 4, 1996        Sept. 4, 2001

Randall R. Reneau (TSE)       30,000              $1.95 (Cdn.)       Jan. 15, 1997        Jan. 15, 2002

Douglas Ramshaw (TSE)         100,000             $2.32 (Cdn.)       Feb. 3, 1997         Feb. 3, 2002

Dr. Kuang Ine Lu (TSE)        100,000             $2.65 (Cdn.)       Feb. 21, 1997        Feb. 21, 2002

Ryan Modesto (TSE)            50,000              $1.87 (Cdn.)       May 21, 1997         May 21, 2002

Gary Simmerman (TSE)          45,000              $1.87 (Cdn.)       May 21, 1997         May 21, 2002

Dr. Nick Badham (TSE)         100,000             $1.95 (Cdn.)       June 27, 1997        June 27, 2002

A. Max Ramras (TSE)           CANCELLED           $1.95 (Cdn.)       June 27, 1997        June 27, 2002
                              (All 40,000                                                 CANCELLED
                              cancelled on
                              01/04/98)

James R. Paterson (TSE)       25,000              $1.40 (Cdn.)       October 30, 1997     October 30, 2002

William R. Rohtert (TSE)      50,000              $1.19 (Cdn.)       December 9, 1997     December 9, 2000

Theresa L. Grigg (TSE)        5,000               $1.70 (Cdn.)       Dec. 10, 1997        Dec. 10, 2002

Ryan A. Modesto (TSE)         13,000              $1.70 (Cdn.)       Dec. 10, 1997        Dec. 10, 2002

Gary Simmerman (TSE)          30,000              $1.80 (Cdn.)       Jan. 21, 1998        Jan. 21, 2003

Richard Flanders (TSE)        30,000              $1.95 (Cdn.)       Jan. 28, 1998        Jan. 28, 2001


                              Number of
                              Outstanding                            Date of
Optionee                      Options (1)         Option Price       Agreement            Expiry Date
--------                      -----------         ------------       ---------            -----------
Wall Street                   84,000              $1.20 (U.S.)       May 4, 1998          May 4, 2003
Consultants, Inc. (TSE)

James R. Paterson (TSE)       15,000              $1.50 (Cdn.)       May 7, 1998          May 7, 2003

Ryan A. Modesto (TSE)         30,000              $0.80 (Cdn.)       July 13, 1998        July 13, 2003

Paul Hodges (TSE)             50,000              $0.70 (Cdn.)       October 23, 1998     October 23, 2003

Dr. Ian M. Gray (TSE)         50,000              $0.70 (Cdn.)       October 23, 1998     October 23, 2003

Randall R. Reneau (TSE)       50,000              $0.70 (Cdn.)       October 23, 1998     October 23, 2003

Gary Simmerman (TSE)          25,000              $0.70 (Cdn.)       October 23, 1998     October 23, 2003

Ryan A. Modesto (TSE)         20,000              $0.70 (Cdn.)       October 23, 1998     October 23, 2003

Paige Sutherland (TSE)        5,000               $0.70 (Cdn.)       October 23, 1998     October 23, 2003

Princeton Research, Inc.      250,000             50,000 @ $1.00     October 29, 1998     Dec. 31, 2000
(TSE)                                             50,000 @ $1.25
                                                  50,000 @ $1.50
                                                  100,000 @ $1.75
                                                  (All U.S. $)

James D. Davidson (TSE)       50,000              $0.55 (U.S.)       Nov. 25, 1998        Nov. 25, 2003

Alan P. Lindsay               200,000             $0.80 (Cdn.)       February 22, 1999    February 22, 2004
(TSE) (2)

Anthony R. Harvey             200,000             $0.80 (Cdn.)       February 22, 1999    February 22, 2004
(TSE) (2)

Gary Simmerman                30,000              $0.80 (Cdn.)       February 22, 1999    February 22, 2004
(TSE) (2)

Total Options
Outstanding                   2,989,500
                              ---------

(1)  Exercise and cancellation dates noted as day/month/year.

(2)  Subject to prior TSE review and, if necessary, approval.

                SUMMARY OF SHARES AND OPTIONS ISSUED OR ISSUABLE
                      UNDER THE COMPANY'S STOCK OPTON PLAN


SHARES ISSUABLE UNDER OPTONS UNDER THE PLAN                 5,102,545

SHARES ALREADY ISSUED UPON OPTION EXERCISES UNDER THE PLAN  1,457,500

STOCK OPTIONS TO ACQUIRE SHARES EXISTING UNDER THE PLAN     2,989,500

STOCK OPTIONS TO ACQUIRE SHARES AVAILABLE UNDER THE PLAN    655,545

                                   EXHIBIT D

                              AMPI SHARES RESERVED


                                      NONE
                                      ----

                                   EXHIBIT E

                                 AMPI LITIGATION


                                      NONE
                                      ----

                                   EXHIBIT F

                           AMPI TAX RETURNS NOT FILED


                               1998 IRS FORM 1120
                               ------------------

                                   EXHIBIT G

                                 AMPI CONTRACTS:


               1.  Mobile Mini, Inc. for a 40' Storage Trailer
               2.  Mobile Mini, Inc. for a 40' Office Trailer

MOBILE MINI, INC.

Mobile Mini, Inc.      Mobile Mini, Inc.       OFF-SITE RENTAL AGREEMENT
1834 West 3rd Street   Branch Location 4010    Signature Page 01-09578
Tempe, AZ 85281        I-10 and 26th Street
Phone (602) 894-8311   CITY: Phoenix, AZ       Customer: Arizona Mica
                       COUNTY: Maricopa, AZ    Prices and Terms Document: 12:388
                       Phone (602) 427-8788

Transaction and Acceptance No:
TERMS: NET 10 DAYS
Minimum Lease Period 1 mo per billing cycle
Late Payment or Dishonored Check Charges $15.00 each
Return Charge Minimum $90.00 each
Plus $200 per one-way 25 mi.
On-Site Time Allowance: 1 hour
Extra Time at Standby Charge: $48 per hr.
Services or Transfer Charge         $40 per hr.

CREDIT & INSURANCE INFORMATION - REQUIRED BEFORE DELIVERY
    Not Required                         x Flat Agreement by Credit Card
---                                     --
Individual or Officer:
Title:
Home Address:
City:                      State:                    Zip:
SS No.:
Banking Reference: Bank:
Branch:                             Account No.:
Person to Contact:                  Phone No:
Certificate of Insurance Required:           Yes              x No
                                             -----            -
WHEN SCHEDULING A PICKUP-DATE, OWNER REQUIRES TEN WORKING DAYS NOTICE.

Delivery Terms: NET 10

Customer stores goods at his own and exclusive risk and assumes all liability for damages resulting therein.

Mobile Mini, Inc. does not provide insurance for Customer's stored property. Customer will provide his own insurance coverage or accurate self-insurance and the associated risks.

Customer specifically acknowledges and accepts the statutory regulations set forth in those mini storage statutes acts and/or legislation in effect in the jurisdiction and states in which the container is stored or located.

Customer acknowledges that the driver has informed customer as to the use of the lockout system(s), discus lock and door operation. Customer also acknowledges that the driver has leveled the container, conducted a light check for possible water leaks and informed customer as to the importance of weekly visual inspections.

Customer   releases  any  and  all  claims  against   Mobile  Mini,   Inc.,  its
subsidiaries, parent company, agents and/or employees related to the storage contract and contents contained within said rented or leased containers.

I ACKNOWLEDGE THAT I HAVE READ AND APPROVE THE ABOVE INFORMATION AND I HAVE BEEN GIVEN A BROCHURE WHICH EXPLAINS THE CUSTOMER STORAGE INSURANCE THAT IS AVAILABLE TO ME. I SPECIFICALLY ACKNOWLEDGE THAT I HAVE EITHER OBTAINED INSURANCE OR ACCEPT THE RESPONSIBILITY OF BEING SELF-INSURED.

MAXIMUM CONTENTS VALUE LIMITATION PER CONTAINER:

8'x6' - $1840    8'x10' - $1,280     8'x20' - $2,560     8'x40' - $3,200

DOCUMENTS AND OTHER ITEMS ATTACHED TO THIS SIGNATURE PAGE, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED BY CUSTOMER:

Terms and Conditions:

Insurance Brochure(s) showing independent insurance source(s).

Insurance, Liens, Auction and other important notices.

Helpful Hints and Salary Warning

CHATTEL PAPER FINANCING NOTICE. THIS CHATTEL PAPER IS SUBJECT TO A PRIOR SECURITY INTEREST PERFECTED BY THE FILING OF A UNIFORM COMMERCIAL CODE FINANCING STATEMENT. NO SECURITY OR OWNERSHIP INTEREST MAY BE PERFECTED HEREIN BY POSSESSION OF THIS CHATTEL PAPER UNDER UCC SECTION 0308 OR OTHERWISE.

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

AGREEMENT: This Agreement is subject to the information and representations of the RENTAL AGREEMENT provided herewith, any document attached hereto or provided herewith, and to the TERMS AND CONDITIONS provided or attached herewith, all of which constitute this complete OFF-SITE RENTAL AGREEMENT (hereinafter "this Agreement"). The person signing (or the Customer representing and warranting) has the ability to execute this Agreement. This Agreement will not be considered to be binding and finalized unless signed and accepted by a registered agent of Company. Terms and Conditions may be changed by written approval of Company officers. This Agreement creates legally enforceable rights for and on Customer and Company urges Customer to fully review all provisions herein prior to execution, and Customer acknowledges that he has been specifically required to do so. Should Customer be unable to execute any provision herein, it is strongly recommended that Customer contact an attorney for assistance. Customer hereby acknowledges to being provided with a copy of this Agreement and further acknowledges by executing that he has been given full opportunity to and has read and understood all provisions herein. SEE OTHER NOTICES AS LISTED, ATTACHED OR PROVIDED IN OFF-SITE STORAGE PACKAGE ATTACHED HEREWITH.

COMPANY APPROVAL: MOBILE MINI, INC.                     CUSTOMER APPROVAL:
By: X   /s/                                             By: /s/ John Rud
-----   ---                                             ----------------

Title:            Date:

MOBILE MINI, INC.

                                Mobile Mini, Inc.
                                 P.O. Box 52814
                             Phoenix, AZ 85072-2814

                                                             Page 3

Date                       PRICES & TERMS DOCUMENT           DOCUMENT NO

12-30-98                                                     OF 101 121388

Bill to:          49690                                      Ship to:

ARIZONA MICA                                                 ARIZONA MICA
7239 EL MIRAGE RD                                            7239 EL MIRAGE RD
GLENDALE AZ 85307                                            GLENDALE AZ 85307
                                                             GLENDALE/EL MIRAGE
                                                             Phone: 602-935-0774

TERMS: Cash                         S1smn: 213       P.O. No. JOHN RUDD

Rental Begins:   12-30-98         For term of 12 Months Est Return 12-29-99

SERIALIZED UNIT or ITEM       QUANTITY TAX       PRICE             RATE

YES               NO                ON-SITE

PICKUP CONFIRMATION NUMBER. When the equipment is called in for pickup, the customer must get a pickup confirmation number from Mobile Mini to avoid additional rental charges. Rental charges apply for the earlier of 5 days after pickup request, or actual pickup date. ACCEPTANCE: This equipment was received clean and in good condition; or noted as above, normal wear excepted, all according to the terms and conditions of the EQUIPMENT RENTAL AGREEMENT.

AGREEMENT: This agreement is subject to the information and representations in the RENTAL AGREEMENT provided herewith, any document attached hereto or provided herewith, and to the TERMS AND CONDITIONS provided or attached herewith, all of which constitute this complete AGREEMENT (hereinafter "this Agreement").

SIGNATURE   /s/ John Rud
            ------------

NAME/TITLE John Rud, Sec/Treas
           -------------------
                                                         Total Rentals 162.00
                                                         Tax            11.02
                                                         Total         173.02

                           **THIS IS NOT AN INVOICE**

MOBILE MINI, INC.

Mobile Mini, Inc.      Mobile Mini, Inc.       OFF-SITE RENTAL AGREEMENT
1834 West 3rd Street   Branch Location 4010    Signature Page 01-09579
Tempe, AZ 85281        I-10 and 26th Street
Phone (602) 894-8311   CITY: Phoenix, AZ       Customer: Arizona Mica
                       COUNTY: Maricopa, AZ    Prices and Terms Document: 12:390
                       Phone (602) 427-8788

Transaction and Acceptance No:
TERMS: NET 10 DAYS
Minimum Lease Period 1 mo per billing cycle
Late Payment or Dishonored Check Charges $15.00 each
Return Charge Minimum $115.00 each
Plus $300 per one-way 25 mi.
On-Site Time Allowance: 1 hour
Extra Time at Standby Charge: $48 per hr.
Services or Transfer Charge         $40 per hr.

CREDIT & INSURANCE INFORMATION - REQUIRED BEFORE DELIVERY
Not Required                         x Flat Agreement by Credit Card
                                    --
Individual or Officer:
Title:
Home Address:
City:                      State:                    Zip:
SS No.:
Banking Reference: Bank:
Branch:                             Account No.:
Person to Contact:                  Phone No:
Certificate of Insurance Required:           Yes              x No
                                             -----                  --
WHEN SCHEDULING A PICKUP-DATE, OWNER REQUIRES TEN WORKING DAYS
NOTICE.

Delivery Terms: NET 10

Customer stores goods at his own and exclusive risk and assumes all liability for damages resulting therein.

Mobile Mini, Inc. does not provide insurance for Customer's stored property. Customer will provide his own insurance coverage or accurate self-insurance and the associated risks.

Customer specifically acknowledges and accepts the statutory regulations set forth in those mini storage statutes acts and/or legislation in effect in the jurisdiction and states in which the container is stored or located.

Customer acknowledges that the driver has informed customer as to the use of the lockout system(s), discus lock and door operation. Customer also acknowledges that the driver has leveled the container, conducted a light check for possible water leaks and informed customer as to the importance of weekly visual inspections.

Customer   releases  any  and  all  claims  against   Mobile  Mini,   Inc.,  its
subsidiaries, parent company, agents and/or employees related to the storage contract and contents contained within said rented or leased containers.

I ACKNOWLEDGE THAT I HAVE READ AND APPROVE THE ABOVE INFORMATION AND I HAVE BEEN GIVEN A BROCHURE WHICH EXPLAINS THE CUSTOMER STORAGE INSURANCE THAT IS AVAILABLE TO ME. I SPECIFICALLY ACKNOWLEDGE THAT I HAVE EITHER OBTAINED INSURANCE OR ACCEPT THE RESPONSIBILITY OF BEING SELF-INSURED.

MAXIMUM CONTENTS VALUE LIMITATION PER CONTAINER:

8'x6' - $1840     8'x10' - $1,280     8'x20' - $2,560     8'x40' - $3,200

DOCUMENTS AND OTHER ITEMS ATTACHED TO THIS SIGNATURE PAGE, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED BY CUSTOMER:

Terms and Conditions:

Insurance Brochure(s) showing independent insurance source(s).

Insurance, Liens, Auction and other important notices.

Helpful Hints and Salary Warning

CHATTEL PAPER FINANCING NOTICE. THIS CHATTEL PAPER IS SUBJECT TO A PRIOR SECURITY INTEREST PERFECTED BY THE FILING OF A UNIFORM COMMERCIAL CODE FINANCING STATEMENT. NO SECURITY OR OWNERSHIP INTEREST MAY BE PERFECTED HEREIN BY POSSESSION OF THIS CHATTEL PAPER UNDER UCC SECTION 0308 OR OTHERWISE.

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

AGREEMENT: This Agreement is subject to the information and representations of the RENTAL AGREEMENT provided herewith, any document attached hereto or provided herewith, and to the TERMS AND CONDITIONS provided or attached herewith, all of which constitute this complete OFF-SITE RENTAL AGREEMENT (hereinafter "this Agreement"). The person signing (or the Customer representing and warranting) has the ability to execute this Agreement. This Agreement will not be considered to be binding and finalized unless signed and accepted by a registered agent of Company. Terms and Conditions may be changed by written approval of Company officers. This Agreement creates legally enforceable rights for and on Customer and Company urges Customer to fully review all provisions herein prior to execution, and Customer acknowledges that he has been specifically required to do so. Should Customer be unable to execute any provision herein, it is strongly recommended that Customer contact an attorney for assistance. Customer hereby acknowledges to being provided with a copy of this Agreement and further acknowledges by executing that he has been given full opportunity to and has read and understood all provisions herein. SEE OTHER NOTICES AS LISTED, ATTACHED OR PROVIDED IN OFF-SITE STORAGE PACKAGE ATTACHED HEREWITH.

COMPANY APPROVAL: MOBILE MINI, INC.                  CUSTOMER APPROVAL:
By: X   /s/                                          By: /s/
-----   ---                                          -------

Title:            Date:

Mobile Mini, Inc. Risk Management

                                MOBILE MINI, INC.

                           SITE CONDITIONS AND RELEASE

Customer hereby requests and invites the Owner to enter upon the area of the Equipment location for the purpose of delivering and picking up the Equipment. Customer represents and warrants that he has surveyed and inspected the Equipment location site and the access thereto and has conclusively deemed that the delivery vehicle and equipment employed by Owner can enter and operate safely and effectively to deliver, pick up and relocate Equipment. Customer agrees that the on-site delivery, pick-up, loading, unloading or relocating will be under the direction, instruction and control of the Customer and his agents or representatives. Customer hereby releases and agrees to hold Owner harmless from any and all claims for damages, costs, claims or liabilities, both direct and indirect, to the roadways, grounds, buildings, and personal property in or around the Equipment location, or for any other claim directly or indirectly associated with the delivery, pickup or relocation of the Equipment.

I.e., Customer agrees to pay any and all towing charges and/or site damage resulting from any attempted delivery, pickup or relocation.

/s/ John Rud                                         12/30/98
------------                                         --------
Customer

MOBILE MINI, INC.

                                Mobile Mini, Inc.
                                 P.O. Box 52814
                             Phoenix, AZ 85072-2814

                                                             Page 3

Date                       PRICES & TERMS DOCUMENT           DOCUMENT NO

12-30-98                                                     OF 101 121390

Bill to:          49690                                      Ship to:

ARIZONA MICA                                                 ARIZONA MICA
7239 EL MIRAGE RD                                            7239 EL MIRAGE RD
GLENDALE AZ 85307                                            GLENDALE AZ 85307
                                                             GLENDALE/EL MIRAGE
                                                             Phone: 602-935-0774

TERMS: A                            S1smn: 213       P.O. No. JOHN RUDD

Rental Begins:             12-30-98    For term of 12 Months Est Return 12-01-99

SERIALIZED UNIT or ITEM             QUANTITY TAX      PRICE             RATE

YES               NO                ON-SITE

PICKUP CONFIRMATION NUMBER. When the equipment is called in for pickup, the customer must get a pickup confirmation number from Mobile Mini to avoid additional rental charges. Rental charges apply for the earlier of 5 days after pickup request, or actual pickup date. ACCEPTANCE: This equipment was received clean and in good condition; or noted as above, normal wear excepted, all according to the terms and conditions of the EQUIPMENT RENTAL AGREEMENT.

AGREEMENT: This agreement is subject to the information and representations in the RENTAL AGREEMENT provided herewith, any document attached hereto or provided herewith, and to the TERMS AND CONDITIONS provided or attached herewith, all of which constitute this complete AGREEMENT (hereinafter "this Agreement").

SIGNATURE   /s/ John Rud
            ------------

NAME/TITLE John Rud, Sec/Treas
                                                            Total Rentals 305.00
                                                            Tax            20.75
                                                            Total         325.75

MOBILE MINI, INC.

                                Mobile Mini, Inc.
                                 P.O. Box 52814
                             Phoenix, AZ 85072-2814

                                                                  Page 1

Date                       PRICES & TERMS DOCUMENT                DOCUMENT NO

12-30-98                                                          OF 101 121388

Bill to:          49690                                    Ship to:

ARIZONA MICA                                               ARIZONA MICA
7239 EL MIRAGE RD                                          7239 EL MIRAGE RD
GLENDALE AZ 85307                                          GLENDALE AZ 85307
                                                           GLENDALE/EL MIRAGE
                                                           Phone: 602-935-0774

TERMS: Cash                         S1smn: 213       P.O. No. JOHN RUDD

Rental Begins:             12-30-98    For term of 12 Months Est Return 12-29-99

         2RP                                         LEASE TO LEASE
         OF 01 09578                                 FORMERLY AMERICAN MINERAL

SERIALIZED UNIT or ITEM                QUANTITY     TAX       PRICE       RATE
Rental   Model 40S                     1            01GL      145.00      Period
         40' STANDARD
         MAXIMUM WEIGHT-20,000#
         MAXIMUM CONTENTS VALUE
         $5,120 CONTAINER
         REPLACEMENT COST $6,000

Rental   TAXS3640                      1            01GL      6.00        Period
         PROP TAX

Rental   LLW                           1            01GL      14.00       Period
         LOSS LIMITATION 1 WAIVER

         LEASE TO LEASE/DELIVERY & PICKUP ALREADY PAID

                            -CONTINUED ON NEXT PAGE-

                                   EXHIBIT H

                   AMPI REAL PROPERTY AND AMPI MINING CLAIMS

                                  EXHIBIT "H"

                            UNPATENTED MINING CLAIMS

43 Unpatented Lode Mining Claims situated in an Unknown Mining District in Yavapai County, State of Arizona, more particularly described as follows:

                                   Yavapai    Yavapai       Yavapai        Yavapai
Locator/            Claim          Location   County Rec.   County Rec.    County Rec.    BLM Filing
Owner               Name           Date       Inst. No.     Book & Pg.     Date           Date           AMC No.
-----               ----           ----       ---------     ----------     ----           ----           -------
Arizona Mica
Properties, Inc.    Spencer #1     2/16/99    3123719       3642/411       2/26/99        2/25/99        351306

Arizona Mica
Properties, Inc.    Spencer #2     2/17/99    3123720       3642/412       2/26/99        2/25/99        351307

Arizona Mica
Properties, Inc.    Spencer #3     2/16/99    3123721       3642/413       2/26/99        2/25/99        351308

Arizona Mica
Properties, Inc.    Spencer #4     2/17/99    3123722       3642/414       2/26/99        2/25/99        351309

Arizona Mica
Properties, Inc.    Spencer #5     2/17/99    3123723       3642/415       2/26/99        2/25/99        351310

Arizona Mica
Properties, Inc.    Spencer #6     2/16/99    3123724       3642/416       2/26/99        2/25/99        351311

Arizona Mica
Properties, Inc.    Spencer #7     2/16/99    3123725       3642/417       2/26/99        2/25/99        351312

Arizona Mica
Properties, Inc.    Spencer #8     2/16/99    3123726       3642/418       2/26/99        2/25/99        351313

Arizona Mica
Properties, Inc.    Spencer #9     2/17/99    3123727       3642/419       2/26/99        2/25/99        351314

                              EXHIBIT "H" CONTINUED

                                   Yavapai    Yavapai       Yavapai        Yavapai
Locator/            Claim          Location   County Rec.   County Rec.    County Rec.    BLM Filing
Owner               Name           Date       Inst. No.     Book & Pg.     Date           Date           AMC No.
-----               ----           ----       ---------     ----------     ----           ----           -------
Arizona Mica
Properties, Inc.    Spencer #10    2/16/99    3123728       3642/420       2/26/99        2/25/99        351315

Arizona Mica
Properties, Inc.    Spencer #11    2/18/99    3123729       3642/421       2/26/99        2/25/99        351316

Arizona Mica
Properties, Inc.    Spencer #12    2/18/99    3123730       3642/422       2/26/99        2/25/99        351317

Arizona Mica
Properties, Inc.    Spencer #13    2/18/99    3123731       3642/423       2/26/99        2/25/99        351318

Arizona Mica
Properties, Inc.    Spencer #14    2/18/99    3123732       3642/424       2/26/99        2/25/99        351319

Arizona Mica
Properties, Inc.    Spencer #15    2/16/99    3123733       3642/425       2/26/99        2/25/99        351320

Arizona Mica
Properties, Inc.    Spencer #16    2/16/99    3123734       3642/426       2/26/99        2/25/99        351321

Arizona Mica
Properties, Inc.    Spencer #17    2/17/99    3123735       3642/427       2/26/99        2/25/99        351322

Arizona Mica
Properties, Inc.    Spencer #18    2/19/99    3123736       3642/428       2/26/99        2/25/99        351323

Arizona Mica
Properties, Inc.    Spencer #19    2/19/99    3123737       3642/429       2/26/99        2/25/99        351324

Arizona Mica
Properties, Inc.    Spencer #20    2/19/99    3123738       3642/430       2/26/99        2/25/99        351325


                              EXHIBIT "H" CONTINUED

                                   Yavapai    Yavapai       Yavapai        Yavapai
Locator/            Claim          Location   County Rec.   County Rec.    County Rec.    BLM Filing
Owner               Name           Date       Inst. No.     Book & Pg.     Date           Date           AMC No.
-----               ----           ----       ---------     ----------     ----           ----           -------
Arizona Mica
Properties, Inc.    Spencer #21    2/19/99    3123739       3642/431       2/26/99        2/25/99        351326

Arizona Mica
Properties, Inc.    Spencer #22    2/19/99    3123740       3642/432       2/26/99        2/25/99        351327

Arizona Mica
Properties, Inc.    Spencer #23    2/19/99    3123741       3642/433       2/26/99        2/25/99        351328

Arizona Mica
Properties, Inc.    Spencer #24    2/18/99    3123742       3642/434       2/26/99        2/25/99        351329

Arizona Mica
Properties, Inc.    Spencer #25    2/18/99    3123743       3642/435       2/26/99        2/25/99        351330

Arizona Mica
Properties, Inc.    Spencer #26    2/18/99    3123744       3642/436       2/26/99        2/25/99        351331

Arizona Mica
Properties, Inc.    Spencer #27    2/18/99    3123745       3642/437       2/26/99        2/25/99        351332

Arizona Mica
Properties, Inc.    Spencer #28    2/19/99    3123746       3642/438       2/26/99        2/25/99        351333

Arizona Mica
Properties, Inc.    Spencer #29    2/19/99    3123747       3642/439       2/26/99        2/25/99        351334

Arizona Mica
Properties, Inc.    Spencer #30    2/16/99    3123748       3642/440       2/26/99        2/25/99        351335

Arizona Mica
Properties, Inc.    Spencer #31    2/16/99    3123749       3642/441       2/26/99        2/25/99        351336


                              EXHIBIT "H" CONTINUED

                                   Yavapai    Yavapai       Yavapai        Yavapai
Locator/            Claim          Location   County Rec.   County Rec.    County Rec.    BLM Filing
Owner               Name           Date       Inst. No.     Book & Pg.     Date           Date           AMC No.
-----               ----           ----       ---------     ----------     ----           ----           -------
Arizona Mica
Properties, Inc.    Spencer #32    2/16/99    3123750       3642/442       2/26/99        2/25/99        351337

Arizona Mica
Properties, Inc.    Spencer #33    2/16/99    3123751       3642/443       2/26/99        2/25/99        351338

Arizona Mica
Properties, Inc.    Spencer #34    2/17/99    3123752       3642/444       2/26/99        2/25/99        351339

Arizona Mica
Properties, Inc.    Spencer #35    2/17/99    3123753       3642/445       2/26/99        2/25/99        351340

Arizona Mica
Properties, Inc.    Spencer #36    2/17/99    3123754       3642/446       2/26/99        2/25/99        351341

Arizona Mica
Properties, Inc.    Spencer #37    2/17/99    3123755       3642/447       2/26/99        2/25/99        351342

Arizona Mica
Properties, Inc.    Spencer #38    2/17/99    3123756       3642/448       2/26/99        2/25/99        351343

Arizona Mica
Properties, Inc.    Spencer #39    2/17/99    3123757       3642/449       2/26/99        2/25/99        351344

Arizona Mica
Properties, Inc.    Spencer #40    2/17/99    3123758       3642/450       2/26/99        2/25/99        351345

Arizona Mica
Properties, Inc.    Spencer #41    2/19/99    3123759       3642/451       2/26/99        2/25/99        351346

Arizona Mica
Properties, Inc.    Spencer #42    2/19/99    3123760       3642/452       2/26/99        2/25/99        351347


                              EXHIBIT "H" CONTINUED

                                   Yavapai    Yavapai       Yavapai        Yavapai
Locator/            Claim          Location   County Rec.   County Rec.    County Rec.    BLM Filing
Owner               Name           Date       Inst. No.     Book & Pg.     Date           Date           AMC No.
-----               ----           ----       ---------     ----------     ----           ----           -------
Arizona Mica
Properties, Inc.    Spencer #43    2/19/99    3123761       3642/453       2/26/99        2/25/99        351348


                                   EXHIBIT I

                             AMPI PERSONAL PROPERTY

                             AMPI PERSONAL PROPERTY

Item                          Manufacturer        Model          Serial No.
----                          ------------        -----          ----------
1.  Muller                    Beardsley/Piper     Special Lab    PL9M-1-32-7906
2.  Plate Filter              Gemstone            12"            161
3.  Screen                    Sweco               18"            2360
4.  Hydraulic Press           Ramco               RH50           1815
5.  Hydraulic Lift            Ramco               RH5000         2145
6.  Grinder                   Amprox              7500A          97023271
7.  Band Saw                  Milwaukee           350            678C497470292
8.  Cut Off Saw               Milwaukee           14"            98032326
9.  Vise                                          6"
10. Phase Converter           Lewus               T-Series
11. Scale                     Ohaus               Cadet
12. Vacuum Filter             Air Cadet           Lab
13. Zigzag                    Homemade            4"
14. Zigzag                    Homemade            8"
15. Ore Bin                   Homemade            15 ton
16. Ore Bin                   Homemade            10' x 23'
17. Ore Bin                   Homemade            10' x 23'
18. Steel Table               Homemade            4' x 8'
19. Steel Table               Homemade            4' x 8'
20. Glassware                 Miscellaneous
21. Chemicals                 Miscellaneous
22. Fabrication Materials     Miscellaneous

                                   EXHIBIT J

                             SIMI COUNSEL'S OPINION

                                 Law Office of
                               Reed & Reed, P.C.
                                Attoneys At Law
                           1919 14th Street Suite 330
                            Boulder, Colorado 80302

Telephone (303) 413-0691                                        E-Mail
Fax (303) 413-0645                                              ReedsLaw@aol.com


Scott M. Reed
Leslie M. Reed

                                   March 9, 1999

Lawrence G. Olson
Arizona Mica Properties, Inc.
7239 El Mirace Road
Glendale, Arizona 85307

Re:     Sanchez Mining Inc.
        Opinion of Counsel

Dear Mr. Olson:

     We have acted as counsel for Sanchez Mining Inc. ("Sanchez") in connection with the execution, delivery and performance by Sanchez of the Agreement and Plan of Merger (the "Agreement") dated March 9, 1999, by and among Sanchez, Azco Mining Inc., Arizona Mica Properties, Inc. and the shareholders of Arizona Mica Properties, Inc. As counsel for Sanchez, we have examined the Agreement, corporate and other documents of Sanchez, and have satisfied ourselves as to any other matters we deemed necessary for the opinions set out below.

     In our examinations. we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic, or conformed copies, and the authenticity of the originals of all such latter documents.

     Based on the foregoing and subject to the limitations set forth below, we are of the opinion that:

     1. Sanchez is a corporation duly organized. validly existing, and under and by virtue of the laws of the State of Delaware.

     2. Sanchez has taken all necessary corporate action to authorize the execution, delivery and performance of the Agreement.

     3. Sanchez has talken all corporate and other action necessary to authorize it to carry out the Agreement, and the Agreement is a valid and binding obligation of Sanchez in accordance with its terms, subject to the laws of general application affecting the rights and remedies of creditors and subject to the availability of equitable remedies.

     This opinion is limited to the present laws of the State of Colorado, the Delaware General Corporation Law and the federal laws of the United States of America, including present judicial interpretations thereof. We express no opinion with respect to the laws of any other jurisdiction. We assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative action, judicial decision or otherwise.

        This opinion is furnished by us as counsel to Sanchez and is solely for the benefit of the addressee hereof in connection with the transactions described in the Agreement and maynot be relied upon by any other person or for any other reason.

                                        Sincerely,

                                        LAW OFFICE OF REED & REED, P.C.

                                   EXHIBIT K

                             AMPI COUNSEL'S OPINION

                                 MOORE & BENHAM
                     Professional Limited Liability Company
                                Attorneys at Law
James Benham, P.C.*                                   1144 East Jefferson Street
Lewis B. Moore, Jr., P.C.                             Phoenix, Arizona  85034

*Certifled Specialist - Taxation                      Telephone (602) 254-6044
Arizona Board of Legal Specialization                 Facsimile (602) 262-2943
                                                      E-Mail MOREBENHAM@AOL.COM


                                   March 9, 1999

Sanchez Mining Inc.
2068 Main Street, Suite C
P.O. Box 1895
Ferndale, WA 98248

Re:     Arizona Mica Properties, Inc.
        Opinion of Counsel

Dear Gentlemen:

     This opinion letter is being  provided to Sanchez  Mining Inc.  pursuant to
Section 8.2 of the Agreement and Plan of Merger of Arizona Mica Properties, Inc., an Arizona corporation, into Sanchez Mining Inc., a Delaware corporation (the "Agreement"). As counsel for Arizona Mica Properties, Inc., we have examined the Agreement, corporate and other documents of Sanchez, and have satisfied ourselves as to any other matters we deemed necessary for the opinions set out below.

        In our examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as certified, photostatic, or conformed copies, and the authenticity of the originals of all such latter documents.

     This letter is a condition of the Agreement and Plan of Merger and contains my opinion with respect to the following matters:

     1. AMPI is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona. AMPI has full power and authority to carry on the business in which it is engaged and to own and use the properties owned by it.

     2. AMPI's authorized capital stock consists of 10,000 shares of capital stock of no par value Common Stock, of which 3,000 shares are issued and outstanding. All issued and outstanding shares of AMPI have been duly authorized and validly issued, fully paid, nonassessable and have been issued in full compliance with the preemptive rights of any existing shareholders and in full compliance with all applicable federal and state securities laws. To counsel's knowledge, no shares of AMPI's capital stock have been reserved for issuance for any purposes, and there are no outstanding rights subscriptions, warrants, options, conversion

Sanchez Mining, Inc.
March 9, 1999
Page Two

rights, commitments or agreements of any kind outstanding to purchase or otherwise acquire from AMPI, or to cause AMPI to issue or purchase, any shares of its capital stock, or securities or obligations of any kind convertible into, exchangeable for, or evidencing the right to acquire any shares of capital stock.

     3. AMPI has all requisite corporate power and authority to enter into, deliver and perform the Merger Agreement and to consummate the transactions contemplated therein. The execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated therein have been duly authorized by all necessary action on the part of AMPI's Board of
Directors and Shareholders. The Merger Agreement has been duly executed and delivered by AMPI and the AMPI Shareholders and constitutes their valid and legally binding obligation, enforceable against them in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect, and subject to the availability of equitable remedies.

     4. The execution, delivery and performance of the Merger Agreement by AMPI and the AMPI Shareholders and their consummation of the transactions contemplated therein, do not and will not (i) require the consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person, except that which has already been obtained, (ii) conflict with or result in any violation of or default under any provision of AMPI's existing Certificate of Incorporation, as amended and in effect, or the Bylaws of AMPI or, to counsel's knowledge, any mortgage, indenture, lease agreement, or other agreement, instrument, permit, concession, grant, franchise or license to which AMPI is a party or by which it is bound,
(iii) violate any law, ordinance, rule, regulation, judgment, order or decree applicable to AMPI, or (iv) result in the creation of any security interest, claim lien, charge or encumbrance upon any property or the common shares of AMPI, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation or security interests would not have a material adverse effect on the financial condition of AMPI or on the ability of the parties to consummate the transactions contemplated by the Merger Agreement.

     5. To counsel's knowledae, there no legal, administrative, arbitration or other proceeding claim, or action of any nature of investigation pendig or threatened against or involving AMPI, or which questions or challenges the validity of the Merger Agreement, or any action taken by AMPI pursuant to the Merrger Agreement, or in coonnection with the transactions

Sanchez Mining Inc.
March 9, 1999
Page Three

contemplated thereby. To counsel's knowledge, AMPI is not subject to any judgment, order or decree entered in any lawsuit or proceeding which has had an adverse effect on its business or on its ability to acquire any property or conduct its business in any area.

        6. To counsel's knowledge, AMPI does not require the consent of any third person to permit it to operate its business in the manner in which it presently is being conducted, and possesses all permits and other authorizations from third persons, including without limitation, federal, foreign, state and local governmental authorities, presently required by applicable provisions of law, including statutes, regulations and existing judicial decisions and by the property and contract rights of third persons, necessary to permit it to operate its business in the manner in which it presently is being conducted.

        7. To counsel's knowledge, AMPI is in compliance with all laws, regulations and orders applicable to its business, including without limitation, applicable environmental, antipollution, building zoning or heath laws, ordinances and regulations in respect of its structure and equipment. To counsel's knowledge, AMPI has not received any notification that it is in violation of any such laws, regulations or orders and no such violations exist.

        This opinion is limited to the present laws of the State of Arizona and the federal laws of the United States of America, including present judicial interpretations thereof. We express no opinion with respect to the laws of any other jurisdiction. We assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions mentioned herein be changed by legislative action, judicial decision or otherwise.

     This opinion is furnished by us as counsel to Arizona Mica Properties, Inc. and is solely for the benefit of the addressee hereof in connection with the transactions described in the Agreement and may no be relied upon by any other person or for any other reason.

                                        Very Truly yours,

                                        MOORE & BENHAM, P.L.C.

                                        By  /s/ James Benham
                                            ----------------
                                            James Benham


JB/sb

I